Exhibit 99.1

Good Grades Near Surface, High Grade at Depth

Gold in the Sediments at Grey Fox

TORONTO, November 28, 2022 - McEwen Mining Inc. (NYSE: MUX) (TSX: MUX) is pleased to report that our ongoing exploration program has identified four new gold veins in the Grey Fox area within the Fox Complex. Drilling results reveal significant gold mineralization in veins within sedimentary rocks with good gold grades near surface and high-grade gold values encountered at depth.

“What we find exciting about this discovery is that the host rock of these veins is very different than the host rock for 98% of Grey Fox’s estimated gold resources of 1.2 million ounces Indicated and 240,000 ounces Inferred. These newly discovered veins are in the sparsely explored sedimentary rocks. Such rocks are the same primary gold-bearing host rock as our Froome mine, 3 miles north of Grey Fox, and are also one of the important host rocks of some of the largest gold mines in Timmins such as Newmont Mining’s Pamour, Hollinger and Dome mines,” stated Stephen McGibbon, SVP Exploration.

At Grey Fox, gold zones are stacked parallel to a southeast-trending regional flexure in the Destor-Porcupine Fault Zone (DPFZ) (Figure 1). This important regional feature is associated with approximately 3.5 million ounces of gold (past production plus current mineral resources) in the immediate area of Grey Fox.

Figure 1 – Grey Fox - Gibson Target Area Within the Southeast Trending Flexure of the DPFZ

The four new Grey Fox - Gibson zone veins occur as shallow as 150 meters (m) below surface and, so far, have been traced down to 330 m. The drill core values (assays) are robust and include near surface intersections of 13.1 grams per tonne (g/t) gold (Au) over 7.3 m and 6.3 g/t Au over 5.0 m; and at depth of 29.1 g/t Au over 1.8 m. The advantages of such a shallow location are reduced time and expense for establishing mineral resources and for future mine development.

In our 2021 drilling, hole 21GF-1333 assayed 5.6 g/t Au over 10.2 m in sediments, and 250 m to the southwest, hole 21GF-1356 assayed 5.2 g/t Au over 3.1 m core length also in sediments. Five drill holes from this year’s program have encountered high-grade intercepts or visible gold outside the boundary of our existing gold resources (Table 1). These collective results appear to be on strike and have opened a large corridor of prospective ground. Interpreted dimensions of the Gibson target area extends at least 475 m along strike and to at least 300 m depth. Such dimensions represent a meaningful opportunity for significant resource additions (Figure 2 and 3).

For Geologists

Drilling has encountered multiple quartz veins hosting visible gold and up to 3% sulfides within sericite and carbonate-altered sediments. In some cases, the veins are brecciated and have crustiform (layered or void-filling) textures that are characteristic of Grey Fox. These observations support our interpretation that the veins are an extension of the Grey Fox deposit, are steeply NW-dipping and trending in a NE-SW direction.

Located within the Gibson target area is a surface ramp constructed more than 30 years ago that was used by a previous operator to take a bulk sample and recovered 2,900 oz from 8,500 tonnes with a reported grade of more than 10 g/t Au. The low gold price at that time likely discouraged further development.

This area will be one of our exploration priorities in 2023.

Figure 2 – Plan View of Grey Fox - Gibson Target Area Including Historic Ramp

Gibson Intrusion
Gibson Sediment
N
500 m
Gold Vein/Structure
Potential Vein Extension
Intrusive Rocks
Sedimentary Rocks
Select Vein Intersection
CL Core Length
TW True Width
Plan View of Gibson Target Area
A Cross Section for Figure 3
A'
22GF-1365 (TW)
13.1 g/t / 7.3 m
21GF-1333 (TW)
5.6 g/t / 10.2 m
21GF-1356 (CL)
5.2 g/t / 3.1 m
GF11-268 (TW)
5.5 g/t / 6.9 m
Gibson-Kelore Fault Zone
~475 m Limited Drilling
Ramp
100 m

Figure 3 – Cross Section of Grey Fox - Gibson Target Area with Interpreted Vein Sets

Surface
0 Elev
-100 Elev
-200 Elev
-300 Elev
-400 Elev
Ramp Entrance
22GF-1365: 13.1 g/t Au/ 7.3 m
22GF-1366: 6.3 g/t Au/ 5.0 m
22GF-1363: 13.0 g/t Au/ 1.1 m
22GF-1363: 3.7 g/t Au/ 4.8 m
22GF-1363: 29.1 g/t Au/ 1.8 m
Cross Section Looking NE
50 m
Drill Assays Grade Legend:
2-3 g/t Au
3-4 g/t Au
4-5 g/t Au
5-8 g/t Au
8-10 g/t Au
10+ g/t Au
g/t Au/True Width
Vein/Structure
Potential Vein Structure
* Previously Released Drillhole
22GF-1365: 2.8 g/t Au/ 8.0 m
22GF-1366: 3.0 g/t Au/ 6.3 m
21GF-1333*: 5.6 g/t Au/ 10.2 m
22GF-1364: 5.5 g/t Au/ 0.7 m

Table 1      Highlight Drill Intercepts from the Grey Fox Deposit Program

Hole ID	From (m)	To (m)	Length (m)	True Width (m)	Au (g/t)
21GF-1333*	378.4	382.1	3.8	2.2	5.1
	386.0	403.6	17.6	10.2	5.6
Including	394.2	395.4	1.2	0.7	25.0
22GF-1363	355.0	356.3	1.3	1.1	13.0
	407.8	413.6	5.8	4.8	3.7
	443.7	446.2	2.5	1.8	29.1
22GF-1364	149.3	150.0	0.7	0.4	5.4
	227.5	228.0	0.5	0.3	6.7
	237.0	238.0	1.0	0.6	3.1
	278.1	284.0	5.9	3.3	2.1
	421.6	422.9	1.3	0.7	5.5
22GF-1365	144.9	157.1	12.2	7.3	13.1
	297.0	297.9	0.9	0.6	18.2
	324.6	325.8	1.2	0.7	9.5
	349.0	362.2	13.2	8.0	2.8
Including	358.9	360.0	1.2	0.7	14.2
22GF-1366	148.0	155.9	7.9	5.0	6.3
	154.8	155.9	1.1	0.7	30.0
	352.1	363.2	11.1	7.0	2.9
22GF-1372			Assays Pending		VG

* = Previously Released

For a complete list of drill results at Grey Fox since April 25th, 2022, including hole location and alignment, click here: https://www.mcewenmining.com/files/doc_news/archive/2022/2022_11_FoxComplex/Drill_Intercepts_from_the_Grey_Fox_Program.xlsx

TECHNICAL INFORMATION

Technical information pertaining to the Fox Complex exploration contained in this news release has been prepared under the supervision of Sean Farrell, P.Geo., a Qualified Person as defined by Canadian Securities Administrators National Instrument 43-101 "Standards of Disclosure for Mineral Projects." Fox Complex drilling (including the Grey Fox Program) was supervised by McEwen’s Geology Department. All exploration drill core samples at the Grey Fox were submitted as 1/2 core. Analyses reported herein were usually performed by the fire assay method by the independent laboratories:  Pangea Laboratorio (NMX-EC-17025-IMNC-2018, ISO /IEC 17025:2017)

CONCERNING FORWARD-LOOKING STATEMENTS

This news release contains certain forward-looking statements and information, including "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. The forward-looking statements and information expressed, as at the date of this news release, contain McEwen Mining Inc.'s (the "Company") estimates, forecasts, projections, expectations or beliefs as to future events and results. Forward-looking statements and information are necessarily based upon a number of estimates and assumptions that, while considered reasonable by management, are inherently subject to significant business, economic and competitive uncertainties, risks and contingencies, and there can be no assurance that such statements and information will prove to be accurate. Therefore, actual results and future events could differ materially from those anticipated in such statements and information. Risks and uncertainties that could cause results or future events to differ materially from current expectations expressed or implied by the forward-looking statements and information include, but are not limited to, effects of the COVID-19 pandemic, fluctuations in the market price of precious metals, mining industry risks, political, economic, social and security risks associated with foreign operations, the ability of the corporation to receive or receive in a timely manner permits or other approvals required in connection with operations, risks associated with the construction of mining operations and commencement of production and the projected costs thereof, risks related to litigation, the state of the capital markets, environmental risks and hazards, uncertainty as to the calculation of mineral resources and reserves, and other risks. Readers should not place undue reliance on forward-looking statements or information included herein, which speak only as of the date hereof. The Company undertakes no obligation to reissue or update forward-looking statements or information as a result of new information or events after the date hereof except as may be required by law. See McEwen Mining's Annual Report on Form 10-K/A for the fiscal year ended December 31, 2021, and other filings with the Securities and Exchange Commission, under the caption "Risk Factors", for additional information on risks, uncertainties and other factors relating to the forward-looking statements and information regarding the Company. All forward-looking statements and information made in this news release are qualified by this cautionary statement.

The NYSE and TSX have not reviewed and do not accept responsibility for the adequacy or accuracy of the contents of this news release, which has been prepared by the management of McEwen Mining Inc.

ABOUT MCEWEN MINING

McEwen Mining is a gold and silver producer with operations in Nevada, Canada, Mexico and Argentina. In addition, it owns 68% of McEwen Copper which owns the large, advanced stage Los Azules copper project in Argentina. The company’s goal is to improve the productivity and life of its assets with the objective of increasing its share price and providing a yield. Its Chairman and Chief Owner has personally provided the company with $220 million and takes an annual salary of $1.

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